UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 27, 2013

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2013, the maturity date of and the commitments under Aetna Inc.’s (“Aetna’s”) Five-Year Credit Agreement dated as of March 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) were extended by one year. The Credit Agreement will now expire on March 27, 2018. JPMorgan Chase Bank, N.A. is the administrative agent under the Credit Agreement.
A copy of Aetna’s request for extension is filed as Exhibit 99.1 hereto. Copies of the acceptance of Aetna’s request for extension by each lender under the Credit Agreement are filed as Exhibits 99.2 through 99.21 hereto. A copy of the notice of closing confirming the effectiveness of the extension of the maturity date of and the commitments under the Credit Agreement is filed as Exhibit 99.22 hereto. Each of those Exhibits is hereby incorporated in this Item 1.01 by reference.
The administrative agent and certain of the lender parties to the Credit Agreement perform normal banking, investment banking and/or advisory services for Aetna and its affiliates from time to time for which they have received customary fees and expenses.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.03.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Maturity Date Extension Request

99.2	Acceptance of Maturity Date Extension Request from JPMorgan Chase Bank, N.A.

99.3	Acceptance of Maturity Date Extension Request from Bank of America, N.A.

99.4	Acceptance of Maturity Date Extension Request from Citibank, N.A.

99.5	Acceptance of Maturity Date Extension Request from U.S. Bank, National Association

99.6	Acceptance of Maturity Date Extension Request from Wells Fargo Bank, National Association

99.7	Acceptance of Maturity Date Extension Request from Barclays Bank PLC

99.8	Acceptance of Maturity Date Extension Request from Credit Suisse AG, Cayman Islands Branch

99.9	Acceptance of Maturity Date Extension Request from Goldman Sachs Bank USA

99.10	Acceptance of Maturity Date Extension Request from Morgan Stanley Bank, N.A.

99.11	Acceptance of Maturity Date Extension Request from SunTrust Bank

99.12	Acceptance of Maturity Date Extension Request from The Bank of Tokyo-Mitsubishi UFJ, LTD.

99.13	Acceptance of Maturity Date Extension Request from The Royal Bank of Scotland PLC

99.14	Acceptance of Maturity Date Extension Request from UBS Loan Finance LLC

99.15	Acceptance of Maturity Date Extension Request from Fifth Third Bank

99.16	Acceptance of Maturity Date Extension Request from PNC Bank, National Association

99.17	Acceptance of Maturity Date Extension Request from State Street Bank and Trust Company

99.18	Acceptance of Maturity Date Extension Request from The Bank of New York Mellon

99.19	Acceptance of Maturity Date Extension Request from UMB Bank, N.A.

99.20	Acceptance of Maturity Date Extension Request from HSBC Bank USA, National Association

99.21	Acceptance of Maturity Date Extension Request from Webster Bank, National Association

99.22	Notice of closing from the administrative agent dated March 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: March 27, 2013	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

99.1	Maturity Date Extension Request

99.2	Acceptance of Maturity Date Extension Request from JPMorgan Chase Bank, N.A.

99.3	Acceptance of Maturity Date Extension Request from Bank of America, N.A.

99.4	Acceptance of Maturity Date Extension Request from Citibank, N.A.

99.5	Acceptance of Maturity Date Extension Request from U.S. Bank, National Association

99.6	Acceptance of Maturity Date Extension Request from Wells Fargo Bank, National Association

99.7	Acceptance of Maturity Date Extension Request from Barclays Bank PLC

99.8	Acceptance of Maturity Date Extension Request from Credit Suisse AG, Cayman Islands Branch

99.9	Acceptance of Maturity Date Extension Request from Goldman Sachs Bank USA

99.10	Acceptance of Maturity Date Extension Request from Morgan Stanley Bank, N.A.

99.11	Acceptance of Maturity Date Extension Request from SunTrust Bank

99.12	Acceptance of Maturity Date Extension Request from The Bank of Tokyo-Mitsubishi UFJ, LTD.

99.13	Acceptance of Maturity Date Extension Request from The Royal Bank of Scotland PLC

99.14	Acceptance of Maturity Date Extension Request from UBS Loan Finance LLC

99.15	Acceptance of Maturity Date Extension Request from Fifth Third Bank

99.16	Acceptance of Maturity Date Extension Request from PNC Bank, National Association

99.17	Acceptance of Maturity Date Extension Request from State Street Bank and Trust Company

99.18	Acceptance of Maturity Date Extension Request from The Bank of New York Mellon

99.19	Acceptance of Maturity Date Extension Request from UMB Bank, N.A.

99.20	Acceptance of Maturity Date Extension Request from HSBC Bank USA, National Association

99.21	Acceptance of Maturity Date Extension Request from Webster Bank, National Association

99.22	Notice of closing from the administrative agent dated March 27, 2013